MANAGERS TRUST II

Managers AMG Chicago Equity Partners Mid-Cap Fund—Class B Shares

Supplement dated May 1, 2011 to the Summary Prospectus dated May 1, 2011

The following information supplements and supersedes any information to the contrary relating to Class B shares of Managers AMG Chicago Equity Partners Mid-Cap Fund (the “Fund”), a series of Managers Trust II, contained in the Fund’s Summary Prospectus dated May 1, 2011.

Effective May 1, 2011 (the “Closure Date”), Class B shares of the Fund are closed to all investors and are no longer available for purchase, except as noted below. On June 30, 2011 (the “Conversion Date”), all outstanding Class B shares of the Fund will automatically convert to Class A shares of the Fund.

As of the Closure Date, Class B shares of the Fund are closed to all investors and are no longer available for purchase, including purchases by exchange, except for purchases made by automatic reinvestment of dividends and capital gains pursuant to the Fund’s automatic reinvestment plan. After the close of business on the Conversion Date (4:00 PM EST), each shareholder’s outstanding Class B shares of the Fund will automatically convert to a number of full and/or fractional Class A shares of the Fund equal in value to the shareholder’s Class B shares of the Fund as of the close of business on the Conversion Date (4:00 PM EST) (the “Conversion”). The Conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Date resulting from the Conversion. Subsequent investments in Class A shares of the Fund after the Conversion Date will be subject to the sales charges applicable to Class A shares described in the Summary Prospectus. Shareholders may redeem Class B shares of the Fund at any time until the close of business on the Conversion Date (4:00 PM EST) without being subject to the deferred sales charges described in the Summary Prospectus.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated May 1, 2011, as supplemented May 1, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers AMG Chicago Equity Partners Mid-Cap Fund’s (the “Fund” or “CEP Mid-Cap Fund”) investment objective is to provide a high total return, consistent with the preservation of capital and a prudent level of risk.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest, at least $25,000 in Class A shares of funds offered by the Managers Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 19 of the Fund’s prospectus and “Reductions and Waivers of Sales Charges” on page 72 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None[1]	5.00%	1.00%	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional Class
Management Fee	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.52%	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.50%	2.25%	2.25%	1.25%
Fee Waiver and Expense Reimbursements[3]	(0.23)%	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.27%	2.02%	2.02%	1.02%

1For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

2The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

3 Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.24%, 1.99%, 1.99%, and 0.99% of the average daily net assets of the Class A, Class B, Class C, and Institutional Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

SUM023-0511

MANAGERS AMG CHICAGO EQUITY PARTNERS MID-CAP FUND SUMMARY PROSPECTUS

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2012. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$697	$1,001	$1,326	$2,244
Class B	$705	$981	$1,384	$2,350
Class C	$305	$681	$1,184	$2,567
Institutional Class	$104	$374	$664	$1,491

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class B and Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B	$205	$681	$1,184	$2,350
Class C	$205	$681	$1,184	$2,567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-capitalization companies. Chicago Equity Partners, LLC, the Fund’s Subadvisor (“CEP” or the “Subadvisor”), considers the term “mid-capitalization companies” to generally refer to a company whose market capitalization is between $458 million and $9.2 billion at the time of purchase. The mid-capitalization companies that the Fund selects for investment will generally be listed on the New York or American Stock Exchanges or on NASDAQ and widely held among a large number of investors. The Fund may invest in both growth- and value-oriented securities. The Fund may also invest in other U.S. and foreign securities, including warrants. For equity investments, CEP typically:

•	Utilizes a proprietary, multi-factor ranking system encompassing momentum, value, growth, and quality factors to identify attractive stocks.

•	Constructs portfolios that are generally neutral in terms of style tilts, industry weightings, and market capitalization.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of domestic and foreign securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

2	Managers Investment Group

MANAGERS AMG CHICAGO EQUITY PARTNERS MID-CAP FUND SUMMARY PROSPECTUS

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. Annual returns shown in the bar chart do not reflect front end or deferred sales charges (loads), and if these amounts were reflected, returns would be less than those shown. Maximum sales charges (loads) are reflected in the annual returns table. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/10 (Class A)

Best Quarter: 20.33% (3rd Quarter 2009)

Worst Quarter: -26.87% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/10

Managers AMG Chicago Equity Partners Mid-Cap Fund	1 Year	5 Years	10 Years
Class A Return Before Taxes	20.68%	1.23%	3.80%
Class A Return After Taxes on Distributions	20.60%	0.92%	3.65%
Class A Return After Taxes on Distributions and Sale of Fund Shares	13.55%	1.02%	3.29%
Class B Return Before Taxes	21.78%	1.21%	3.72%
Class C Return Before Taxes	25.71%	1.55%	3.71%
Institutional Class Return Before Taxes	27.97%	2.57%	4.74%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)	25.48%	4.66%	6.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only, and after-tax returns for other share classes will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Chicago Equity Partners, LLC (“CEP”)

Portfolio Managers

David C. Coughenour

Founder and Chief Investment Officer of CEP;

Portfolio Manager of the Fund since 12/00.

David R. Johnsen

Founder, Managing Director, and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

Robert H. Kramer

Founder, Managing Director, and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

Martin Morris

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

James Palermo

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Class A, Class B, and Class C

Regular Account: $2,000

Individual Retirement Account: $1,000

Institutional Class

Regular Account: $2,500,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Class A, Class B and Class C (all accounts): $100

Institutional Class (all accounts): $1,000

Managers Investment Group	3

MANAGERS AMG CHICAGO EQUITY PARTNERS MID-CAP FUND SUMMARY PROSPECTUS

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Managers Investment Group